THE WEITZ FUNDS

Value Fund
Hickory Fund
Partners Value Fund
Balanced Fund
Fixed Income Fund
Government Money Market Fund

Q U A R T E R L Y
R E P O R T

June 30, 2004

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com

NASDAQ symbols:
Value Fund – WVALX
Hickory Fund – WEHIX
Partners Value Fund – WPVLX
Balanced Fund - WBALX
Fixed Income Fund - WEFIX

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LETTER TO SHAREHOLDERS

July 16, 2004

Dear Fellow Shareholder:

          This is the first shareholder report since our fund structure was simplified. Now all six Funds are part of one legal entity and we expect the Funds to realize efficiencies as a result. In pursuit of these efficiencies, we are reporting on all six of our Funds in one booklet. Shareholders who want to carry this streamlining one step further may now opt to receive one consolidated “household” account statement for multiple shareholders at one address. Our client service representatives will be glad to help you with this.

          After this message for all shareholders, the report is divided into three sections. There is a letter from each of the three portfolio managers discussing their respective portfolio(s) which also includes the usual comparisons of the Funds to other market indices. There is also a Schedule of Investments for each of the Funds, which show the portfolio holdings of each Fund. The semi-annual (September 30) and annual (March 31) reports will include additional financial statements and historical information.

          The one format change in the portfolio holdings tables is the elimination of the “cost basis” column. Some shareholders appreciated our willingness to quantify our mistakes by showing the cost basis of losing positions, but I assure you that this change is not being made to bury our mistakes. We will continue to confess to and discuss them in our letters. Rather, dropping this column will save hours of clerical effort each quarter and, more importantly, make it more difficult for others to copy our investment ideas. We will continue to publish the overall portfolio cost basis in the table for those who would like to know the size of the unrealized gain or loss embedded in the portfolio.

Six Funds—One Investment Philosophy

          Our small “family” of funds is designed to offer a range of investment options for investors with different objectives and temperaments. There are bond funds, stock funds and a balanced fund. There are differences in fund size, portfolio concentration, volatility, and tax sensitivity. But there are certain common threads which run through all six of the Funds. In this first combined report, it seemed like a good time to review our firm’s approach to managing all of our clients’ capital.

          “We eat our own cooking.” This Buffettism is over-quoted, but it is true for us. Our profit sharing plan invests only in our Funds, and all of us have a significant portion of our families’ liquid capital invested in the Funds. Over 99% of my investable assets are in our firm’s Funds. Our directors each have at least $100,000 invested in the Funds—some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

          We are patient, long-term investors. When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas. We will sell if we realize we’ve made a mistake, but we like to “average down” (buy more shares at lower prices) on a promising stock and do not use “stop loss” orders which trigger a sale just because a stock goes down.

          We use a similar approach when investing in bonds. We recognize that we cannot predict short-term interest rate movements, so we try to buy bonds of high quality so that we can earn our “yield to maturity” without undue credit risk. On the rare occasions that we buy weak or “distressed” corporate bonds because their depressed prices offer equity-like returns, we place them in the “equity” portion of the portfolio.

          We try to stay within our “circle of competence.” “Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and ideally, where we may have an edge over other investors. We have seven investment professionals (with an eighth joining us in September) who have different strengths and we all spend a lot of time trying to widen our “circle,” but there are many investment areas we leave to others. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

          Risk—we worry about permanent loss of capital—not price volatility. This sometimes puts us at odds with those who try to eliminate interim volatility by broad portfolio diversification. We believe in concentrating our portfolio in the most attractive investment ideas and this can cause short-term price volatility of our portfolios. However, we like individual stock price fluctuations because they allow us to buy lower and sell higher than if stocks always sold at the “right” price.

          We think “benchmark risk” is part of investment life. Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. It would be nice, in the process, to beat the major stock market indices such as the Standard and Poors 500, the Russell 2000, and the Nasdaq Composite, but we do not think about any particular index when we make investment decisions.

          As it happens, we have beaten each of these indices over the 21-year life of our firm, but we have done it by being flexible in our search for good investments. We have bought large companies and small ones, growing companies and liquidating trusts, statistically cheap and statistically expensive stocks, distressed bonds and Treasury bills. No one investing “style” (large cap, small cap, value, growth, etc.) is best for all market conditions. We know this approach causes headaches for some of our favorite consultants and plan sponsors, but we think flexibility and common sense will continue to serve our clients well over the years.

          We believe that cash is sometimes the most attractive investment. Fund managers are generally expected to be fully invested in their mandated asset class. We would prefer to buy bargain-priced stocks in our stock funds (and bonds in our bond funds) rather than hold cash reserves, but it would be counter-productive (risky) to buy stocks that did not meet our investment criteria just for the sake of being fully invested. Warren Buffett calls this “waiting for your pitch” and we think that there are times when it is in our clients’ best interests to hold cash until we find a good investment idea. So, our cash holdings are often over 10% of our stock funds and have occasionally approached 40%.

          We hope you find this new reporting format readable and informative. Please let us know if you have suggestions to make the report more helpful.

Sincerely,

Wallace R. Weitz

PORTFOLIO MANAGER LETTER – WEITZ EQUITY FUNDS

July 16, 2004

Dear Fellow Shareholder:

          The general market traded in a narrow range in the 2nd quarter. We gave back some of our 1st quarter gains in the larger Funds (Value -1.2% and Partners Value -1.3%), but all three are still ahead of the S&P 500 (after all expenses) for calendar 2004. For the six months ended June 30, Value was +4.3%, Partners Value +3.5%, and Hickory +7.9% while the S&P was +3.4%.

          The table below shows longer-term investment results over various intervals for the three Funds (after expenses), the S&P 500 (larger companies), the Russell 2000 (smaller companies), and the Nasdaq Composite (a proxy for technology companies). In the spirit of the “benchmark” discussion in the “Six Funds—One Philosophy” section in the previous Letter to Shareholders, we have dropped the Lipper Data on (supposedly) similar mutual funds from this table. We have consistently beaten this Lipper “peer group” over the years, but we realize that its inclusion is inconsistent with our position that we do not manage portfolios based on peer group or style box assignments made by others.

	Average Annual Total Returns*

	YTD	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year

Value Fund	4.3%	16.9%	1.9%	6.7%	16.4%	14.3%	N/A
Hickory Fund	7.9	30.6	1.8	–0.3	15.1	N/A	N/A
Partners Value Fund**	3.5	14.8	0.5	5.9	16.5	14.6	15.7
S&P 500	3.4	19.1	–0.7	–2.2	11.8	11.3	13.4
Russell 2000	6.8	33.4	6.2	6.6	10.9	N/A	N/A
Nasdaq Composite	2.4	26.8	–1.3	–4.9	11.2	10.9	11.3

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*

All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 10, 15 and 20-year Nasdaq numbers for which reinvestment of dividend information was not available).

**

The Fund succeeded to substantially all of the assets of Weitz Partners II Limited Partnership (the “Partnership”) as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies and restrictions are materially equivalent to those of the Partnership. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

Portfolio Review

          We made very few changes to any of the portfolios in the quarter—mainly taking profits in stocks that rose towards full value and adding to positions when stocks went down for emotional or other temporary reasons. Interest rates rose as the economy showed signs of strength and the Federal Reserve made it very clear that it intended to raise rates. As a result, investors followed the conventional wisdom and sold stocks of companies perceived to be interest rate sensitive. This gave us a chance to buy shares of mortgage real estate investment trusts (REITs) like Redwood Trust and other financial service companies like Fannie Mae, Freddie Mac, and Countrywide.

          Cable stocks were weak because of renewed fears of competition from regional bell telephone companies (“fiber to the premises”) and wireless broadband (Wi-Max). Cable does face competition on many fronts (satellite being the most significant), but we still believe that it has advantages over the others and that well-managed and well-financed companies like Cox and Comcast will be good long-term investments from today’s prices. We bought Cox in all three portfolios and added to our Comcast positions in Value and Partners.

          Another cable industry player, Liberty Media, spun out its international assets as Liberty Media International (LMI) during the quarter. LMI owns cable operating companies in Europe, Japan, and Latin America. The rationale for this bit of financial engineering was that some Liberty shareholders were more interested in the less capital intensive assets such as Discovery Channel, QVC, and News Corp. while others were intrigued by the leveraged international cable operations. There have been no stock price miracles yet, but we like both parts of the business at today’s prices.

          We trimmed some of our positions, such as Caesars, based on price-to-value and position size considerations. The Caesars sales now look premature in light of the announcement that Harrah’s will acquire Caesars, but we still have roughly 5% of each portfolio invested in Caesars. We are looking forward to receiving more Harrah’s shares in the merger and expect the Harrah’s management to do a very good job of extracting value from Caesars’ previously under-managed assets.

          In other merger-related activity, Extended Stay America was acquired for cash, and we sold some of our Greenpoint Financial in anticipation of its merger with North Fork Bancorp during the 3rd quarter. Both ESA and Greenpoint are long-time holdings that have been very profitable for us. Having our companies taken over, even at premium prices, is a mixed blessing. Unless we plan to keep the shares we receive from the acquirer, we incur capital gains taxes, transaction costs, and the headache of finding attractive replacements.

          One other stock deserves mention even though we own it in only one of the Funds—Hickory. Cabela’s is a specialty retailer catering to the “outdoor enthusiast.” It sells through catalogs, a web site, and a handful of very large retail stores. It has grown sales and earnings at 15-20% per year for over 20 years, and has a very profitable credit card operation. It is the kind of company we admire, but rarely get to own, because “growth stock” investors usually bid shares to price levels we will not pay.

          Last September, we were able to participate in a small private offering of Cabela’s shares at a reasonable valuation level. We were not able to buy enough stock to be meaningful to Value or Partners, but we took a significant position for Hickory. In June, Cabela’s went public through an initial public offering. The stock rose and now sells at over 25 times expected earnings. We are “locked up” (we cannot sell our shares) until October, and there is no guarantee that our paper profits will not disappear before then, but we are very happy to own a part of this terrific company.

Outlook—Value vs. Valuation

          The economic environment seems mostly positive and the companies we follow are generally doing very well. This means that underlying business values are growing. However, the other part of the investment equation—valuation—is less favorable. Investors’ expectations seem to be running ahead of reality again and very accommodative fiscal and monetary policies have given people the cash and borrowing power to bid up the prices of both stocks and bonds. This does not mean that prices have to go down, but it means that our expectations for investment returns over the next few years are modest.

          We continue to find individual stocks that are reasonably priced because of neglect, misunderstanding, or distaste on the part of other investors, and finding ideas one at a time should continue to work for us. On the other hand, if economic, political, or geo-political events trigger a broader market decline, we have lots of available cash and a list of companies we would like to own. Either way, we are content to “wait for our pitch.”

Sincerely,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

FUND PERFORMANCE — VALUE FUND

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Value Fund	S&P 500	Difference Value Fund – S&P 500

Dec. 31, 1994	–9.8%	1.3%	–11.1%
Dec. 31, 1995	38.4	37.5	0.9
Dec. 31, 1996	18.7	22.9	–4.2
Dec. 31, 1997	38.9	33.4	5.5
Dec. 31, 1998	28.9	28.6	0.3
Dec. 31, 1999	21.0	21.0	0.0
Dec. 31, 2000	19.6	–9.1	28.7
Dec. 31, 2001	0.2	–11.8	12.0
Dec. 31, 2002	–17.1	–22.1	5.0
Dec. 31, 2003	28.7	28.7	0.0
Jun. 30, 2004 (6 months)	4.3	3.4	0.9
10-Year Cumulative Return	355.0	205.7	149.3
10-Year Average Annual Compound Return	16.4	11.8	4.6

This chart depicts the change in the value of a $25,000 investment for the period March 31, 1994, through June 30, 2004 for the Value Fund, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2004 was 16.9%, 6.7% and 16.4%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

VALUE FUND
Schedule of Investments in Securities
June 30, 2004
(Unaudited)

Shares		Value

	COMMON STOCKS — 69.0%
	Banking — 4.2%
592,000	Greenpoint Financial Corp.(a)	$23,502,400
1,200,000	U.S. Bancorp	33,072,000
3,200,000	Washington Mutual, Inc.	123,648,000

		180,222,400

	Cable Television — 9.3%
10,540,526	Adelphia Communications Corp. CL A* #	5,270,263
18,125,000	Charter Communications, Inc. CL A*	71,050,000
7,800,000	Comcast Corp. - Special CL A*	215,358,000
365,000	Cox Communications, Inc. CL A*	10,143,350
4,280,000	Insight Communications Co.*	39,632,800
1,515,500	Liberty Media International, Inc. - A*	56,225,050

		397,679,463

	Consumer Products and Services — 1.0%
5,800,000	Six Flags, Inc.* †	42,108,000

	Financial Services — 13.1%
1,000	Berkshire Hathaway, Inc. CL A*	88,950,000
67,000	Berkshire Hathaway, Inc. CL B*	197,985,000
1,900,000	Fannie Mae	135,584,000
2,228,200	Freddie Mac	141,045,060
2,100,000	Imperial Credit Industries, Inc.*	2,100

		563,566,160

	Health Care — 1.9%
1,400,000	First Health Group Corp.*	21,854,000
773,000	Laboratory Corporation of America Holdings*	30,688,100
810,000	Triad Hospitals, Inc.*	30,156,300

		82,698,400

VALUE FUND
Schedule of Investments in Securities, Continued

Shares		Value

	Information Services — 0.0%
134,135	Intelligent Systems Corp.*	$244,126

	Lodging and Gaming — 8.4%
15,300,000	Caesars Entertainment, Inc.*	229,500,000
400,000	Harrah’s Entertainment, Inc.(a)	21,640,000
5,740,000	Hilton Hotels Corp.	107,108,400

		358,248,400

	Media and Entertainment — 8.3%
21,800,000	Liberty Media Corp. - A*	195,982,000
172,000	Washington Post Co. CL B	159,961,720

		355,943,720

	Mortgage Banking — 3.9%
2,400,000	Countrywide Financial Corp.	168,600,000

	Printing Services — 0.3%
4,600,000	Cenveo, Inc.* †	13,478,000

	Real Estate and Construction — 1.0%
810,000	Forest City Enterprises, Inc. CL A	42,930,000

VALUE FUND
Schedule of Investments in Securities, Continued

Shares		Value

	Real Estate Investment Trusts — 7.7%
16,900	Archstone-Smith Trust	$495,677
40,000	Avalonbay Communities, Inc.	2,260,800
400,000	Bimini Mortgage Management, Inc.# (b)	6,000,000
200,000	Capital Automotive REIT	5,866,000
200,000	General Growth Properties, Inc.	5,914,000
421,800	Hanover Capital Mortgage Holdings, Inc.†	4,960,368
13,354,500	Host Marriott Corp.*	165,061,620
314,025	Medical Office Properties, Inc.#	157,012
300,000	Newcastle Investment Corp.	8,985,000
500,000	NovaStar Financial, Inc.	18,980,000
1,960,000	Redwood Trust, Inc.†	109,132,800
25,000	Vornado Realty Trust	1,427,750

		329,241,027

	Retail — 0.3%
300,000	Costco Wholesale Corp.(a)	12,321,000

	Telecommunications — 9.6%
1,150,000	Alltel Corp.	58,213,000
12,600,000	Citizens Communications Co.*	152,460,000
27,272,200	Qwest Communications International, Inc.*	97,907,198
1,450,000	Telephone and Data Systems, Inc.	103,240,000

		411,820,198

	Total Common Stocks (Cost $2,500,001,990)	2,959,100,894

	NON-CONVERTIBLE PREFERRED STOCKS — 0.0%
11,000	Pennsylvania Real Estate Investment Trust
	11% Pfd Series A (Cost $413,875)	647,900

VALUE FUND
Schedule of Investments in Securities, Continued

Principal amount or shares		Value

	CORPORATE BONDS — 0.4%
$750,000	Local Financial Corp. 11.0% 9/08/04	$761,250
5,000,000	Charter Communications, Inc. 10.75% 10/01/09	4,225,000
3,000,000	Charter Communications, Inc. 9.625% 11/15/09	2,445,000
5,000,000	Charter Communications, Inc. 9.92% 4/01/11	3,975,000
5,000,000	Telephone and Data Systems, Inc. 9.25% 2/10/25	5,166,850

	Total Corporate Bonds (Cost $15,276,208)	16,573,100

	GOVERNMENT AGENCY SECURITIES — 2.5%
100,000,000	Federal Home Loan Bank 4.125% 11/15/04	100,891,800
3,000,000	Federal Home Loan Bank 6.04% 9/08/05	3,130,863
1,000,000	Federal Home Loan Bank 6.44% 11/28/05	1,054,230

	Total Government Agency Securities (Cost $103,921,098)	105,076,893

	SHORT-TERM SECURITIES — 32.7%
51,624,660	Milestone Treasury Obligations Portfolio	51,624,660
207,577,962	Wells Fargo Government Money Market Fund	207,577,962
77,000,000	Fannie Mae Discount Note 1.396% 9/01/04(c)	76,825,595
1,068,500,000	U.S. Treasury Bills, 0.948% to 1.171%, due 7/01/04 to 8/19/04(c)	1,067,601,725

	Total Short-Term Securities (Cost $1,403,736,829)	1,403,629,942

	Total Investments in Securities (Cost $4,023,350,000)	4,485,028,729
	Covered Call Options Written — (0.0%)	(2,125,000)
	Other Liabilities in Excess of Other Assets — (4.6%)	(196,758,140)

	Net Assets — 100%	$4,286,145,589

	Net Asset Value Per Share	$35.56

VALUE FUND
Schedule of Investments in Securities, Continued

Shares subject to option		Expiration date/ Strike price	Value

	COVERED CALL OPTIONS WRITTEN*
300,000	Costco Wholesale Corp.	October 2004 / $35	$(1,965,000)
100,000	Greenpoint Financial Corp.	July 2004 / $45	(5,000)
50,000	Harrah’s Entertainment, Inc.	November 2004 / $55	(155,000)

	Total Call Options Written (premiums received $1,824,700)		$(2,125,000)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security

(a)	Fully or partially pledged as collateral on outstanding written options.

(b)	Restricted security acquired in a private placement on December 15, 2003. The Fund will not bear the cost of registering the security.

(c)	Interest rates presented for Treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.

FUND PERFORMANCE — HICKORY FUND

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1993 (9 months)	20.3%	5.5%	14.8%
Dec. 31, 1994	–17.3	1.3	–18.6
Dec. 31, 1995	40.5	37.5	3.0
Dec. 31, 1996	35.4	22.9	12.5
Dec. 31, 1997	39.2	33.4	5.8
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	–17.2	–9.1	–8.1
Dec. 31, 2001	–4.6	–11.8	7.2
Dec. 31, 2002	–29.3	–22.1	–7.2
Dec. 31, 2003	47.9	28.7	19.2
Jun. 30, 2004 (6 months)	7.9	3.4	4.5
Cumulative Since Inception (April 1, 1993)	326.1	211.7	114.4
Average Annual Compound Return	13.7	10.6	3.1

This chart depicts the change in the value of a $25,000 investment for the period March 31, 1994, through June 30, 2004 for the Hickory Fund, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2004 was 30.6%, –0.3% and 15.1%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HICKORY FUND
Schedule of Investments in Securities
June 30, 2004
(Unaudited)

Shares		Value

	COMMON STOCKS — 85.3%
	Auto Services — 2.9%
465,400	Insurance Auto Auctions, Inc.*	$7,911,800

	Cable Television — 14.4%
2,000,000	Adelphia Communications Corp. CL A* #	1,000,000
1,165,000	Charter Communications, Inc. CL A*	4,566,800
600,000	Comcast Corp. - Special CL A*	16,566,000
200,000	Cox Communications, Inc. CL A*	5,558,000
400,000	Insight Communications Co.*	3,704,000
210,300	Liberty Media International, Inc. - A*	7,802,130

		39,196,930

	Consumer Products and Services — 2.7%
1,000,000	Six Flags, Inc.*	7,260,000

	Educational Services — 2.6%
185,000	ITT Educational Services, Inc.* (a)	7,033,700

	Financial Services — 12.3%
150	Berkshire Hathaway, Inc. CL A*	13,342,500
150,000	Fannie Mae	10,704,000
150,000	Freddie Mac	9,495,000
3,435,400	Imperial Credit Industries, Inc.* †	3,435

		33,544,935

HICKORY FUND
Schedule of Investments in Securities, Continued

Shares		Value

	Health Care — 7.3%
400,000	First Health Group Corp.*	$6,244,000
250,000	Laboratory Corporation of America Holdings*	9,925,000
100,000	Triad Hospitals, Inc.*	3,723,000

		19,892,000

	Lodging and Gaming — 6.8%
845,000	Caesars Entertainment, Inc.*	12,675,000
110,000	Harrah’s Entertainment, Inc.(a)	5,951,000

		18,626,000

	Media and Entertainment — 4.9%
1,500,000	Liberty Media Corp. - A*	13,485,000

	Mortgage Banking — 5.2%
200,000	Countrywide Financial Corp.	14,050,000

	Printing Services — 1.7%
1,580,000	Cenveo, Inc.*	4,629,400

	Real Estate Investment Trusts — 11.6%
250,000	Bimini Mortgage Management, Inc.# (b)	3,750,000
550,000	Host Marriott Corp.*	6,798,000
109,035	Medical Office Properties, Inc.#	54,518
140,000	Newcastle Investment Corp.	4,193,000
50,000	NovaStar Financial, Inc.(a)	1,898,000
270,000	Redwood Trust, Inc.	15,033,600

		31,727,118

HICKORY FUND
Schedule of Investments in Securities, Continued

Shares		Value

	Retail — 6.5%
734,000	Cabela’s, Inc. CL A* # (a)	$17,806,840

	Telecommunications — 6.4%
812,500	Citizens Communications Co.*	9,831,250
100,000	Lynch Interactive Corp.*	3,453,500
60,000	Telephone and Data Systems, Inc.	4,272,000

		17,556,750

	Total Common Stocks (Cost $189,413,058)	232,720,473

Principal amount or shares

	CORPORATE BONDS — 2.9%
$10,000,000	Charter Communications, Inc. 8.625% 4/01/09 (Cost $5,350,500)	8,025,000

	SHORT-TERM SECURITIES — 12.5%
14,112,938	Wells Fargo Government Money Market Fund	14,112,938
20,000,000	U.S. Treasury Bills, 0.971% to 1.014%, due7/29/04 to 8/19/04(c)	19,977,862

	Total Short-Term Securities (Cost $34,094,440)	34,090,800

	Total Investments in Securities (Cost $228,857,998)	274,836,273
	Options Written — (0.9%)	(2,520,902)
	Other Assets Less Other Liabilities — 0.2%	418,762

	Net Assets — 100%	$272,734,133

	Net Asset Value Per Share	$29.10

HICKORY FUND
Schedule of Investments in Securities, Continued

Shares subject to option		Expiration date/ Strike price	Value

	OPTIONS WRITTEN*
	Covered Call Options
73,400	Cabela’s, Inc. CL A	March 2006 / $13.73	$(772,902)
50,000	Harrah’s Entertainment, Inc.	November 2004 / $55	(155,000)
120,000	ITT Educational Services, Inc.	October 2004 / $30	(1,140,000)
65,000	ITT Educational Services, Inc.	October 2004 / $35	(390,000)
10,000	NovaStar Financial, Inc.	September 2004 / $35	(47,000)

			(2,504,902)

	Put Options
10,000	NovaStar Financial, Inc.	September 2004 / $30	(16,000)

	Total Options Written (premiums received $1,267,186)		$(2,520,902)

*	Non-income producing

†	Non-controlled affiliate

#	Iliquid and/or restricted security

(a)	Fully or partially pledged as collateral on outstanding written options.

(b)	Restricted security acquired in a private placement on January 26, 2004. The Fund will not bear the cost of registering the security.

(c)	Interest rates presented for Treasury bills are based on yield to maturity rate(s) at date(s) of purchase.

FUND PERFORMANCE — PARTNERS VALUE FUND

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Partners Value Fund	S&P 500	Difference Partners Value Fund – S&P 500

Dec. 31, 1994	–9.0%	1.3%	–10.3%
Dec. 31, 1995	38.7	37.5	1.2
Dec. 31, 1996	19.2	22.9	–3.7
Dec. 31, 1997	40.6	33.4	7.2
Dec. 31, 1998	29.1	28.6	0.5
Dec. 31, 1999	22.1	21.0	1.1
Dec. 31, 2000	21.1	–9.1	30.2
Dec. 31, 2001	–0.9	–11.8	10.9
Dec. 31, 2002	–17.0	–22.1	5.1
Dec. 31, 2003	25.4	28.7	–3.3
Jun. 30, 2004 (6 months)	3.5	3.4	0.1
10-Year Cumulative Return	360.5	205.7	154.8
10-Year Average Annual Compound Return	16.5	11.8	4.7

This chart depicts the change in the value of a $25,000 investment for the period March 31, 1994, through June 30, 2004 for the Partners Value Fund, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2004 was 14.8%, 5.9% and 16.5%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PARTNERS VALUE FUND
Schedule of Investments in Securities
June 30, 2004
(Unaudited)

Shares		Value

	COMMON STOCKS — 75.3%
	Banking — 6.5%
1,421,000	Greenpoint Financial Corp.(a)	$56,413,700
1,100,000	U.S. Bancorp	30,316,000
2,396,700	Washington Mutual, Inc.	92,608,488

		179,338,188

	Cable Television — 10.3%
7,136,995	Adelphia Communications Corp. CL A* #	3,568,497
12,627,600	Charter Communications, Inc. CL A*	49,500,192
5,600,000	Comcast Corp. - Special CL A*	154,616,000
182,000	Cox Communications, Inc. CL A*	5,057,780
3,400,000	Insight Communications Co.*	31,484,000
1,100,000	Liberty Media International, Inc. - A*	40,810,000

		285,036,469

	Consumer Products and Services — 1.2%
150,000	Republic Services, Inc.	4,341,000
4,200,000	Six Flags, Inc.*	30,492,000

		34,833,000

	Financial Services — 13.5%
1,100	Berkshire Hathaway, Inc. CL A*	97,845,000
34,000	Berkshire Hathaway, Inc. CL B*	100,470,000
1,200,000	Fannie Mae	85,632,000
1,400,000	Freddie Mac	88,620,000
1,486,500	Imperial Credit Industries, Inc.*	1,486

		372,568,486

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares		Value

	Health Care — 1.9%
900,000	First Health Group Corp.*	$14,049,000
519,800	Laboratory Corporation of America Holdings*	20,636,060
470,000	Triad Hospitals, Inc.*	17,498,100

		52,183,160

	Information Services — 0.0%
130,409	Intelligent Systems Corp.*	237,344

	Lodging and Gaming — 9.3%
9,800,000	Caesars Entertainment, Inc.*	147,000,000
490,000	Harrah’s Entertainment, Inc.(a)	26,509,000
4,460,000	Hilton Hotels Corp.	83,223,600

		256,732,600

	Media and Entertainment — 9.6%
114,800	Daily Journal Corp.* †	3,788,400
16,300,000	Liberty Media Corp. - A*	146,537,000
125,000	Washington Post Co. CL B	116,251,250

		266,576,650

	Mortgage Banking — 4.3%
1,699,999	Countrywide Financial Corp.	119,424,930

	Printing Services — 0.5%
4,359,000	Cenveo, Inc.* †	12,771,870

	Real Estate and Construction — 0.7%
360,000	Forest City Enterprises, Inc. CLA	19,080,000

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares		Value

	Real Estate Investment Trusts — 6.2%
9,500,000	Host Marriott Corp.*	$117,420,000
104,675	Medical Office Properties, Inc. #	52,338
970,000	Redwood Trust, Inc.	54,009,600

		171,481,938

	Restaurants — 0.4%
400,090	Papa John’s International, Inc.*	11,818,659

	Retail — 0.3%
200,000	Costco Wholesale Corp.(a)	8,214,000

	Telecommunications — 10.6%
650,000	Alltel Corp.	32,903,000
9,200,000	Citizens Communications Co.*	111,320,000
20,578,000	Qwest Communications International, Inc.*	73,875,020
1,042,500	Telephone and Data Systems, Inc.	74,226,000

		292,324,020

	Total Common Stocks (Cost $1,794,171,154)	2,082,621,314

Principal amount or shares

	CORPORATE BONDS — 0.3%
$5,000,000	Charter Communications, Inc. 10.75% 10/01/09	4,225,000
5,000,000	Charter Communications, Inc. 9.92% 4/01/11	3,975,000

	Total Corporate Bonds (Cost $7,836,288)	8,200,000

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Principal amount or shares		Value

	GOVERNMENT AGENCY SECURITIES — 3.8%
$40,000,000	Federal Home Loan Bank 3.625% 10/15/04	$40,254,240
60,000,000	Federal Home Loan Bank 4.125% 11/15/04	60,535,080
2,500,000	Federal Home Loan Bank 6.44% 11/28/05	2,635,575

	Total Government Agency Securities (Cost $102,384,320)	103,424,895

	SHORT-TERM SECURITIES — 26.0%
51,702,908	Milestone Treasury Obligations Portfolio	51,702,908
246,163,939	Wells Fargo Government Money Market Fund	246,163,939
364,000,000	U.S. Treasury Bills, 0.952% to 1.171%, due 7/08/04 to 8/19/04(b)	363,592,536
58,000,000	Fannie Mae Discount Note 1.396% 9/01/04(b)	57,868,630

	Total Short-Term Securities (Cost $719,370,762)	719,328,013

	Total Investments in Securities (Cost $2,623,762,524)	2,913,574,222
	Covered Call Options Written — (0.1%)	(1,625,000)
	Other Liabilities in Excess of Other Assets — (5.3%)	(147,116,381)

	Net Assets — 100%	$2,764,832,841

	Net Asset Value Per Share	$22.10

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares subject to option		Expiration date/ Strike price	Value

	COVERED CALL OPTIONS WRITTEN*
200,000	Costco Wholesale Corp.	October 2004 / $35	$(1,310,000)
100,000	Greenpoint Financial Corp.	July 2004 / $45	(5,000)
100,000	Harrah’s Entertainment, Inc.	November 2004 / $55	(310,000)

	Total Call Options Written (premiums received $1,603,205)		$(1,625,000)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security

(a)	Fully or partially pledged as collateral on outstanding written options.

(b)	Interest rates presented for Treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.

PORTFOLIO MANAGER LETTER – BALANCED FUND

July 9, 2004

Dear Fellow Shareholder:

          In the second quarter of 2004 the Weitz Balanced Fund had a total return of 0.7% versus a flat return for the Blended Index**. Our gain for the first half of the calendar year is 2.1% vs. 2.0% for the Blended Index**.

          The table below compares the performance of the Balanced Fund to those of our primary benchmark, the Blended Index**, as well as the S&P 500 (stocks) and the Lehman Brothers Intermediate U.S. Government/Credit Index (bonds).

	Total Returns*

	Quarter	YTD	Since Inception (10/1/2003)

Weitz Balanced Fund	0.7%	2.1%	6.0%
Blended Index**	0.0	2.0	9.6
S&P 500 (stocks)	1.7	3.4	16.0
Lehman Brothers Intermediate U.S. Government/Credit Index (bonds)	–2.5	–0.1	–0.1

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Fund inception date: October 1, 2003. All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.

**

The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

Overview

          As managers and shareholders of the Fund, our focus in the first 12-18 months has been and will continue to be building a solid foundation for the long-term. We are pleased with the Fund’s progress during the quarter. Highlights include:

•

Assets continued to build nicely. The Fund ended the quarter with net assets of $36.8 million vs. $23.1 million at March 31, 2004 (and $15.3 million at year-end 2003). Among other benefits, more assets lower the Fund’s expense ratio.

•	We broadened the stock portfolio to include thirty-four companies. Eight of the ten new additions are dividend paying stocks.

•

We increased the Fund’s bond exposure from 12% of the portfolio to 21% as interest rates rose. Purchases included high quality corporate bonds, defensive mortgage-backed securities and TIPS (Treasury Inflation Protected Securities).

•	The gross portfolio yield now approximates that of the S&P 500, even with 44.5% of the Fund in cash and reserves.

          Like all Weitz Funds, the Balanced Fund is only appropriate for long-term investors. It is a good fit for those who want to delegate the asset allocation decision to us. Perhaps the greatest service we can provide investors is having the courage to act when others are fearful, and the discipline to be patient when others are exuberant. We are willing and able to lean into the wind when necessary to achieve our objectives.

Balanced Fund Objectives

•	Long-term capital appreciation

•	Capital preservation

•	Regular current income

Portfolio Update

          The muted returns of the Balanced Fund and the Blended Index masked a fairly dynamic quarter in the financial markets. Bonds endured one of their worst setbacks in recent memory. The Lehman Brothers Intermediate U.S. Government/Credit Index returned a negative 2.5% for the quarter. The stock market spent most of April and May in negative territory as higher interest rates spooked investors, but the S&P 500 rallied to finish the three-month period up 1.7%.

Equity Update

          The Balanced Fund is now 34.5% invested in equities. In most environments the Fund’s stock weighting is likely to be between 50% and 75%. We intend to opportunistically close the gap between where we are (34.5% invested) and where we would like to be (around 50% invested) in the coming quarters.

          Most stocks we analyze seem fairly (not necessarily over) valued, but few are available with what we think is an acceptable margin of safety. Within this environment, we did find pockets of opportunity during the quarter:

•

We purchased a small basket of five, high quality real estate investment trusts (REIT’s). Real estate stocks as a group fell sharply in April as interest rates rose. We spread our purchases across property type, focusing on leading companies with above average growth prospects. The REIT purchases added yield and total return potential to the portfolio at acceptable but not exciting prices.

•

We added three financial companies to the portfolio as higher interest rates drove their stock prices down in April. The companies are old favorites in the other Weitz Funds – Countrywide Financial, U.S. Bancorp and Freddie Mac.

•

We initiated a position in Cox Communications. Cox is a top-tier cable operator with excellent assets, and its balance sheet is among the best in the industry. Investors recognize these advantages; therefore, the stock has typically traded at a premium price. Recent industry fears provided an attractive entry point, and Cox has the potential to be a large core holding.

Fixed Income Update

          All in all, it was a good quarter to stay out of trouble. Our defensive positioning protected us from the brunt of the bond market damage. The good news is that higher yields provided better reinvestment opportunities for fixed income investors. We deployed a portion of our cash reserves into bonds as interest rates rose during the quarter. The Fund is now 21% invested in bonds.

          While we remain cautious on the risk/reward trade-off offered by bonds, we are significantly less defensive than we were three months ago. We gradually lengthened our maturities with purchases of 5-year to 8-year U.S. Treasury bonds. We also purchased modest amounts of (1) high quality corporate bonds (Wal-Mart, Anheuser-Busch, Berkshire Hathaway), (2) defensive mortgage-backed securities and (3) 10-year TIPS (Treasury Inflation Protected Securities).

Outlook

          As always, we cannot predict where the market is headed in the short-term. We understand our circle of competence, and macro forecasting is certainly not part of it. What we can and will do is continue to search for individual investments where the odds are clearly, not just marginally, in our favor.

          Others have put it more eloquently, “wait for the fat pitch” or “hold out for three-foot putts”, but the idea is the same—buy securities at significant discounts to their private market value. Over the long haul, we think this common-sense approach will lead to above-average returns without taking unnecessary risks.

Regards,

Bradley P. Hinton Co-Portfolio Manager	Wallace R. Weitz Co-Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

BALANCED FUND
Schedule of Investments in Securities
June 30, 2004
(Unaudited)

Shares		Value

	COMMON STOCKS — 34.5%
	Banking — 3.3%
14,000	U.S. Bancorp	$385,840
12,000	Washington Mutual, Inc.	463,680
6,500	Wells Fargo & Co.	371,995

		1,221,515

	Cable Television — 5.3%
41,000	Comcast Corp. - Special CL A*	1,132,010
16,000	Cox Communications, Inc. CL A*	444,640
10,000	Liberty Media International, Inc. - A* (a)	371,000

		1,947,650

	Commercial Services — 0.7%
5,500	First Data Corp.	244,860

	Consumer Products and Services — 2.4%
7,500	Mohawk Industries, Inc.* (a)	549,975
12,000	Republic Services, Inc.	347,280

		897,255

	Educational Services — 1.0%
10,000	ITT Educational Services, Inc.* (a)	380,200

	Financial Services — 5.1%
340	Berkshire Hathaway, Inc. CL B*	1,004,700
7,000	Fannie Mae	499,520
6,000	Freddie Mac	379,800

		1,884,020

BALANCED FUND
Schedule of Investments in Securities, Continued

Shares		Value

	Health Care — 3.2%
16,000	First Health Group Corp.*	$249,760
2,250	HCA Inc.	93,577
9,500	Laboratory Corporation of America Holdings*	377,150
12,000	Triad Hospitals, Inc.*	446,760

		1,167,247

	Lodging and Gaming — 2.0%
25,200	Caesars Entertainment, Inc.* (a)	378,000
3,000	Harrah’s Entertainment, Inc.	162,300
11,000	Hilton Hotels Corp.(a)	205,260

		745,560

	Media and Entertainment — 2.5%
100,000	Liberty Media Corp. - A* (a)	899,000

	Mortgage Banking — 1.2%
6,000	Countrywide Financial Corp.	421,500

	Real Estate and Construction — 0.1%
1,000	Forest City Enterprises, Inc. CL A	53,000

BALANCED FUND
Schedule of Investments in Securities, Continued

Shares		Value

	Real Estate Investment Trusts — 4.8%
3,500	Alexandria Real Estate Equities, Inc.	$198,730
5,000	Avalonbay Communities, Inc.	282,600
5,000	Capital Automotive REIT	146,650
8,500	General Growth Properties, Inc.	251,345
9,000	Redwood Trust, Inc.	501,120
6,500	Vornado Realty Trust	371,215

		1,751,660

	Restaurants — 0.3%
4,200	Papa John’s International, Inc.*	124,068

	Retail — 1.0%
14,680	Cabela’s, Inc. CL A* #	356,137

	Telecommunications — 1.6%
3,000	Alltel Corp.	151,860
28,500	Citizens Communications Co.*	344,850
1,500	Telephone and Data Systems, Inc.	106,800

		603,510

	Total Common Stocks (Cost $11,826,315)	12,697,182

BALANCED FUND
Schedule of Investments in Securities, Continued

Rating	Principal amount or shares		Value

		CORPORATE BONDS — 4.0%
BBB-	$125,000	Liberty Media Corp. Sr. Notes 3.5% 9/25/06	$124,839
B+	26,000	HMH Properties, Inc. 7.875% 8/01/08	26,780
AAA	300,000	Berkshire Hathaway Finance Corp. Sr. Notes 4.2% 12/15/10	293,721
AA	300,000	Wal-Mart Stores, Inc. 4.125% 2/15/11	289,963
A+	250,000	Anheuser-Busch Cos. Notes 4.7% 4/15/12	246,697
A+	250,000	Anheuser-Busch Cos. Notes 4.375% 1/15/13	237,675
BBB-	250,000	Harrah’s Operating Co., Inc. Sr. Notes 5.375% 12/15/13	236,353

		Total Corporate Bonds (Cost $1,466,713)	1,456,028

		MORTGAGE-BACKED SECURITIES — 1.5%
		Federal Agency CMO and REMIC — 1.5%
AAA	191,008	Freddie Mac 6.0% 4/15/27 (Estimated Average Life 1.4 years)	193,346
AAA	353,824	Fannie Mae 4.25% 6/25/33 (Estimated Average Life 1.9 years)	358,264

		Total Mortgage-Backed Securities (Cost $554,958)	551,610

		U.S. TREASURY AND GOVERNMENT AGENCY — 15.5%
		U.S. Treasury — 10.7%
AAA	300,000	U.S. Treasury Note 1.625% 9/30/05	297,867
AAA	300,000	U.S. Treasury Note 3.5% 11/15/06	303,973
AAA	300,000	U.S. Treasury Note 3.0% 11/15/07	297,258
AAA	300,000	U.S. Treasury Note 3.125% 10/15/08	294,082
AAA	400,000	U.S. Treasury Note 3.0% 2/15/09	387,719
AAA	500,000	U.S. Treasury Note 2.625% 3/15/09	475,899
AAA	400,000	U.S. Treasury Note 6.5% 2/15/10	450,844
AAA	400,000	U.S. Treasury Note 5.0% 2/15/11	418,813
AAA	500,000	U.S. Treasury Note 4.375% 8/15/12	497,833
AAA	508,675	U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	505,810

			3,930,098

BALANCED FUND
Schedule of Investments in Securities, Continued

Rating	Principal amount or shares		Value

		Government Agency — 4.8%
AAA	$100,000	Fannie Mae 2.625% 11/17/06(b)	$99,007
AAA	100,000	Federal Home Loan Bank 2.0% 11/24/06(b)	99,695
AAA	150,000	Fannie Mae 4.25% 9/17/08	150,585
AAA	500,000	Federal Home Loan Bank 3.51% 1/08/09	488,720
AAA	240,000	Freddie Mac 4.0% 4/28/09	237,775
AAA	335,000	Freddie Mac 4.7% 5/19/09	337,213
AAA	40,000	Federal Home Loan Bank 7.0% 7/16/09	40,088
AAA	300,000	Fannie Mae 5.5% 7/18/12	302,487

			1,755,570

		Total U.S. Treasury and Government Agency (Cost $5,707,360)	5,685,668

		SHORT-TERM SECURITIES — 67.0%
	9,691,115	Wells Fargo Government Money Market Fund	9,691,115
AAA	15,000,000	U.S. Treasury Bills, 0.948% to 1.171%, due 7/01/04 to 8/19/04(c)	14,982,529

		Total Short-Term Securities (Cost $24,674,839)	24,673,644

		Total Investments in Securities (Cost $44,230,185)	45,064,132
		Options Written — (0.5%)	(188,650)
		Other Liabilities in Excess of Other Assets — (22.0%)	(8,076,820)

		Net Assets — 100%	$36,798,662

		Net Asset Value Per Share	$10.57

BALANCED FUND
Schedule of Investments in Securities, Continued

Shares subject to option		Expiration date/ Strike price	Value

	OPTIONS WRITTEN*
	Covered Call Options
15,000	Caesars Entertainment, Inc.	January 2005 / $12.50	$(46,125)
11,000	Hilton Hotels Corp.	October 2004 / $15	(42,900)
10,000	ITT Educational Services, Inc.	October 2004 / $30	(95,000)
13,000	Liberty Media Corp. - A	July 2004 / $12.50	(650)
1,000	Mohawk Industries, Inc.	August 2004 / $75	(1,775)

			(186,450)

	Put Options
11,000	Hilton Hotels Corp.	October 2004 / $15	(2,200)

	Total Options Written (premiums received $111,620)		$(188,650)

*	Non-income producing

#	Illiquid and/or restricted security

(a)	Fully or partially pledged as collateral on outstanding written options.

(b)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate disclosed represents rate as of June 30, 2004.

(c)	Interest rates presented for Treasury bills are based on yield to maturity rate(s) at date(s) of purchase.

PORTFOLIO MANAGER LETTER – FIXED INCOME FUND AND
GOVERNMENT MONEY MARKET FUND

July 15, 2004

Dear Fellow Shareholder:

          Our new format for reporting all the Weitz Funds quarterly results in a single report presents a timely opportunity to initiate modest changes to the shareholder letters for the Fixed Income and Government Money Market Funds.

          The daily crosscurrents of the bond market can have an impact on both the Fixed Income and Government Money Market Funds (although to differing degrees). It therefore seems appropriate to include a broad market overview in this letter before getting into the specifics of each Fund (performance, portfolio characteristics, new investments, etc.). To the extent this “commentary” seems like “old news” (as most of this will have been covered by various news media), feel free to skip to the Fund-specific details that follow.

Market Commentary

          What a difference a year makes. A year ago the Federal Reserve had just lowered short-term interest rates for the 13th and ultimately last time. At the time, the Fed was quite concerned about the possibility of deflation and even discussed non-traditional ways of providing monetary stimulus such as targeting longer-term interest rates. This helped drive a tremendous rally in the bond market where longer-term interest rates fell to 40+ year lows with 2- and 10-year Treasury bonds, for example, yielding 1.25% and 3.11%, respectively.

          Fast forward to today and interest rates are more than a full percentage point higher for most/all longer-term bonds (2.7% for 2-year and 4.6% for 10-year Treasuries as of June 30th). Worry about deflation at the Federal Reserve has been replaced with concern of possibly rising inflation with the Fed taking the first (of perhaps many?) steps of tightening monetary policy by raising the fed funds rate 25 basis points to 1.25% at the end of the quarter.

          Successfully establishing causality in the bond (or stock) market can be a rather dubious exercise. While interest rates have been very volatile over the past year, the direction in the just completed quarter was decidedly one-way (higher). This dramatic sea change in investor sentiment which led to higher interest rates in the past three months can partly be attributed to a confluence of negative events for bond investors—namely: renewed employment growth in the domestic economy, rising inflationary pressures, and concerns that the Federal Reserve would begin raising short-term interest rates. The result was an inhospitable environment for bond investors where investment returns were invariably negative as yields rose and prices fell.

Fixed Income Fund Overview

          The Fixed Income Fund’s total return for the second quarter of 2004 was -1.0%, which consisted of approximately +0.7% from net interest income (after deducting fees and expenses) and -1.7% from (unrealized) depreciation of our bonds and other investments. This brings our total return for the year to +0.5%.

          Negative short-term results are certainly not pleasing. They should not, however, be cause for consternation since we are much more interested in long-term results. On a positive note, our portfolio’s defensive characteristics (shorter average life & duration) shielded us from much of the rise in interest rates in the past quarter. For example, returns for 5- and 10- year Treasuries were -3.6% and -4.9%, respectively, during the quarter.

          The table below summarizes total return data for our Fund compared with the Lehman Brothers Intermediate U.S. Government/Credit Index (an unmanaged index of government, corporate, and mortgage-backed bonds) over one, three, five and ten year periods.

          We do not attempt to look like any particular index (either in composition or return). We construct our portfolio one security at a time based on fundamental research without concerns of being over- or under-weight in any particular market segment (corporate bonds, Treasuries, mortgage securities, etc.). We are looking for investments with favorable risk/reward characteristics that possess reasonable return prospects.

	Average Annual Total Returns**

	1-Year	3-Year	5-Year	10-Year

Fixed Income Fund	2.5%	4.7%	5.9%	6.5%
Lehman Brothers Intermediate U.S. Government/Credit Index *	–0.1	6.2	6.8	6.9

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Source: Lehman Brothers, Inc.

**	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.

     The following table and chart shows a profile of our portfolio and asset allocation as of June 30:

Average Maturity	4.0 years
Average Duration	1.9 years
Average Coupon	3.5%
30-Day SEC Yield at 6-30-04	2.1%
Average Rating	AA

Portfolio Review

          The past quarter provided us the opportunity to invest a small part of our large reserve position as investor uncertainty and fear drove interest rates higher (prices lower).

          In the corporate bond arena, we added Anheuser Busch, Berkshire Hathaway, Harrah’s, US Cellular, and Wal-Mart to our portfolio. We also replaced the Countrywide Home Loan bonds that matured in June with other bonds the company has outstanding. Overall, credit spreads remain generally unattractive but the absolute rise in yields in the quarter allowed us to add these bonds of good-to-excellent credit quality at reasonable yields to maturity.

          We continued to selectively add to our government agency holdings in the quarter (Fannie Mae & Freddie Mac) and continued to focus on agency debt that possesses one-time call provisions. Allowing the issuer to only call these bonds on their stated call date (neither before nor after) provides the investor a much more favorable contract than the typical callable bond. The incremental coupon return we receive versus buying bonds that do not have a call provision provides us with some downside price protection.

          We also added to our U.S. Treasury holdings in the quarter. Of particular note was our first investment in TIPS. Treasury Inflation-Protected Securities (TIPS) are obligations of the U.S. government whose returns are tied to inflation as determined by the CPI (Consumer Price Index). These bonds give investors the ability to protect against inflation while providing a certain “real” return over our investment horizon.

Investment Strategy – A review

          Our primary investment objective is to generate high current income consistent with the preservation of capital. The Fund accomplishes this goal by investing primarily in short- to intermediate-term bonds, which pay a fixed “coupon” rate of interest. We will normally invest at least 80% of our net assets in fixed-income securities (U.S. Treasury, government agency, corporate, and mortgage related bonds) but can and do own a few common and preferred stocks, which pay relatively high dividends and whose price-value proposition is compelling.

          The average maturity of our portfolio is generally under ten years (currently under five). Most of our bonds carry an “investment grade” (AAA, AA, A, and BBB) rating and over time our portfolio has been weighted towards higher rated bonds.

          Overall, our strategy of investing in higher quality, short- to intermediate-term bonds will not insulate us from large swings in interest rates. But we believe, over time, this approach allows the Fund to generate most of the “coupon” returns of longer-term bonds with lower overall interest rate risk.

Outlook

          Where interest rates go from here is, as usual, anybody’s guess. The path of least resistance still appears to be towards higher rates, especially short-term ones should the Fed continue raising the fed funds rate from its still very low level.

          We remain concerned as well about the possibility of even higher rates given their still absolute low levels and the enormous amount of stimulus (both monetary and fiscal) that has been injected in the economy over the past few years. However, the meaningful backup in longer-term bond yields (higher yields/lower prices) seems to be pricing in fear of even higher rates such that longer-term yield levels appear more reasonable. Our investment activity during the quarter of extending the portfolio’s duration to a still-defensive 1.9 years is evidence of that.

          We maintain an extremely defensive position and remain focused on capital preservation. This conservative approach may cause the Fixed Income Fund to under-perform in a declining interest rate environment. It should and has allowed us, however, to invest on more favorable terms as interest rates have risen.

Government Money Market Fund Overview

          Yields on short-term securities were unchanged for much of the second quarter but experienced a step function increase in the last few days of June as the Fed raised short-term interest rates for the first time in 4 years. This should lead to higher yields and therefore higher returns for money market investors (and our portfolio) over the near-term. As of June 30th, the 7-day and 30-day yields of our portfolio were 0.2% and 0.3%, respectively. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value.)

          The strategy in our Government Money Market Fund remains conservative. We invest in short-term government securities that have a weighted average maturity of less than 90 days. The types of securities we typically invest in consist of U.S. Treasury bills and government agency discount notes (such as the Federal Home Loan Bank and the Federal Farm Credit Bank).

          While the credit quality of our investments is high, the expected returns on these investments are primarily affected by near-term monetary policy (which is controlled by the Federal Reserve’s Open Market Committee). A change in the “going rate” in the short-term government security market impacts our yields fairly quickly.

          Evidence of just how quickly the market reacts to changes in monetary policy was felt in the last few days of the quarter. And since it seemed increasingly likely that the Fed was poised to raise short-term interest rates, we maintained a high level of liquidity near the end of the second quarter in anticipation of better reinvestment opportunities. This liquidity was largely invested and should result in an increase in our Fund’s return over the near-term. As of July 15th, our 7-day yield has increased to 0.7%.

          If you have any questions about the mechanics of either Fund or our investment strategy, please call. As always, we welcome your comments and questions.

Best Regards,

Thomas D. Carney
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

FIXED INCOME FUND
Schedule of Investments in Securities
June 30, 2004
(Unaudited)

Rating	Principal amount		Value

		CORPORATE BONDS — 13.8%
BBB-	$1,000,000	Ford Motor Credit Co. Notes 6.7% 7/16/04	$1,001,435
NR	250,000	Local Financial Corp. Sr. Notes 11.0% 9/08/04	253,750
BBB	1,000,000	ConAgra, Inc. Sub. Notes 7.4% 9/15/04	1,009,811
NR	750,000	Century Communications Sr. Notes 9.5% 3/01/05*	828,750
BBB	600,000	General Motors Acceptance Corp. Debs. 6.625% 10/15/05	624,438
BBB	1,000,000	Citizens Communications Co. 8.5% 5/15/06	1,065,871
BBB	1,000,000	Cox Communications, Inc. 7.75% 8/15/06	1,087,307
BBB-	850,000	Liberty Media Corp. Sr. Notes 3.5% 9/25/06	848,907
BBB-	1,000,000	Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	1,085,000
A-	500,000	United States Cellular Corp. 7.25% 8/15/07	502,301
B+	240,000	HMH Properties, Inc. 7.875% 8/01/08	247,200
BBB-	500,000	Liberty Media Corp. Sr. Notes 7.875% 7/15/09	562,840
AAA	375,000	Berkshire Hathaway Finance Corp. Sr. Notes 4.2% 12/15/10	367,151
AA	1,000,000	Wal-Mart Stores, Inc. 4.125% 2/15/11	966,544
A	1,000,000	Countrywide Home Loans, Inc. 4.0% 3/22/11	934,046
A+	750,000	Anheuser-Busch Cos. Notes 4.7% 4/15/12	740,091
A+	500,000	Anheuser-Busch Cos. Notes 4.375% 1/15/13	475,349
AAA	1,000,000	Berkshire Hathaway Finance Corp. Sr. Notes 4.625% 10/15/13	957,563
BBB-	750,000	Harrah’s Operating Co., Inc. Sr. Notes 5.375% 12/15/13	709,060
AAA	1,000	Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18	1,032
A-	1,000,000	Telephone & Data Systems, Inc. 9.25% 2/10/25	1,033,370

		Total Corporate Bonds (Cost $14,912,050)	15,301,816

		MORTGAGE-BACKED SECURITIES — 9.1%
		Federal Agency CMO and REMIC — 8.3%
AAA	1,170,927	Freddie Mac 5.5% 3/15/14 (Estimated Average Life 0.8 years)	1,183,257
AAA	1,432,561	Freddie Mac 6.0% 4/15/27 (Estimated Average Life 1.4 years)	1,450,092
AAA	1,493,137	Fannie Mae 4.25% 6/25/33 (Estimated Average Life 1.9 years)	1,511,875
AAA	2,000,000	Fannie Mae 5.5% 12/25/26 (Estimated Average Life 2.4 years)	2,064,142
AAA	1,000,000	Fannie Mae 5.0% 3/25/15 (Estimated Average Life 3.2 years)	1,020,424
AAA	2,000,000	Fannie Mae 5.0% 9/25/27 (Estimated Average Life 4.1 years)	1,988,340

			9,218,130

FIXED INCOME FUND
Schedule of Investments in Securities, Continued

Rating	Principal amount		Value

		Federal Agency Mortgage Pass-Through — 0.8%
AAA	$95,021	Fannie Mae 6.5% 6/01/18 (Estimated Average Life 3.4 years)	$99,659
AAA	798,995	Freddie Mac 5.0% 6/01/18 (Estimated Average Life 4.8 years)	801,826

			901,485

		Total Mortgage-Backed Securities (Cost $10,232,899)	10,119,615

		TAXABLE MUNICIPAL BONDS — 1.3%
AAA	325,000	Baltimore Maryland 7.25% 10/15/05	343,603
AAA	500,000	Stratford Connecticut 6.55% 2/15/13	540,190
AA+	500,000	King County Washington 8.12% 12/01/16	571,055

		Total Taxable Municipal Bonds (Cost $1,404,943)	1,454,848

		U.S. TREASURY AND GOVERNMENT AGENCY — 34.6%
		U.S. Treasury — 13.4%
AAA	5,000,000	U.S. Treasury Note 3.0% 2/15/09	4,846,485
AAA	3,000,000	U.S. Treasury Note 2.625% 3/15/09	2,855,391
AAA	3,000,000	U.S. Treasury Note 5.0% 8/15/11	3,132,774
AAA	2,000,000	U.S. Treasury Note 4.375% 8/15/12	1,991,330
AAA	2,034,700	U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	2,023,240

			14,849,220

		Government Agency — 21.2%
AAA	2,000,000	Federal Home Loan Bank 6.04% 9/08/05	2,087,242
AAA	500,000	Federal Home Loan Bank 6.44% 11/28/05	527,115
AAA	2,000,000	Federal Home Loan Bank 2.45% 3/23/07	1,952,360
AAA	350,000	Fannie Mae 4.25% 9/17/08	351,364
AAA	1,000,000	Federal Home Loan Bank 3.51% 1/08/09	977,440
AAA	240,000	Freddie Mac 4.0% 4/28/09	237,775
AAA	400,000	Freddie Mac 4.7% 5/19/09	402,643

FIXED INCOME FUND
Schedule of Investments in Securities, Continued

Rating	Principal amount		Value

		Government Agency — CONTINUED
AAA	$1,000,000	Freddie Mac 3.25% 7/09/09	$954,249
AAA	2,000,000	Fannie Mae 4.125% 4/28/10	1,965,068
AAA	1,000,000	Freddie Mac 4.125% 6/16/10	979,332
AAA	1,000,000	Federal Home Loan Bank 3.0% 6/30/10(a)	968,973
AAA	1,000,000	Freddie Mac 5.5% 9/15/11	1,043,939
AAA	2,150,000	Fannie Mae 5.5% 10/18/11	2,168,069
AAA	1,000,000	Fannie Mae 6.25% 3/22/12	1,024,479
AAA	1,000,000	Fannie Mae 5.5% 7/18/12	1,008,290
AAA	4,000,000	Freddie Mac 5.125% 8/20/12	4,007,856
AAA	2,000,000	Fannie Mae 4.375% 7/17/13	1,876,088
AAA	1,000,000	Freddie Mac 5.125% 11/07/13	980,768

			23,513,050

		Total U.S. Treasury and Government Agency (Cost $38,584,718)	38,362,270

	Shares or units

		COMMON STOCKS — 1.4%
	15,000	Hanover Capital Mortgage Holdings, Inc.	176,400
	25,000	Redwood Trust, Inc.	1,392,000

		Total Common Stocks (Cost $748,914)	1,568,400

		CONVERTIBLE PREFERRED STOCKS — 0.6%
BBB	25,000	Citizens Communications Co. - Equity Units† (Cost $524,221)	618,750

		NON-CONVERTIBLE PREFERRED STOCKS — 0.3%
B1	5,000	Pennsylvania Real Estate Investment Trust
		11% Pfd. Series A (Cost $188,125)	294,500

FIXED INCOME FUND
Schedule of Investments in Securities, Continued

Rating	Principal amount or shares		Value

		SHORT-TERM SECURITIES — 59.8%
	29,357,432	Wells Fargo Government Money Market Fund	$29,357,432
AAA	37,000,000	U.S. Treasury Bills, 0.994% to 1.171%, due 7/29/04 to 8/12/04(b)	36,955,592

		Total Short-Term Securities (Cost $66,315,368)	66,313,024

		Total Investments in Securities (Cost $132,911,238)	134,033,223
		Other Liabilities in Excess of Other Assets — (20.9%)	(23,210,022)

		Net Assets — 100%	$110,823,201

		Net Asset Value Per Share	$11.54

*	Non-income producing

†

Each Equity Unit consists of a purchase contract for shares of Citizens Communications Co. common stock and a senior note, with a face amount of $625,000, due August 17, 2006 issued by Citizens Communications Co.

(a)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate disclosed represents rate as of June 30, 2004.

(b)	Interest rates presented for Treasury bills are based upon yield to maturity rate(s) at date(s) of purchase.

GOVERNMENT MONEY MARKET FUND
Schedule of Investments in Securities
June 30, 2004
(Unaudited)

Rating	Principal amount		Value

		U.S. TREASURY AND GOVERNMENT AGENCY — 84.6%†
		U.S. Treasury — 59.0%
AAA	$12,000,000	U.S. Treasury Bill 0.971% 7/29/04	$11,991,110
AAA	11,000,000	U.S. Treasury Bill 1.171% 8/12/04	10,985,242

			22,976,352

		Government Agency — 25.6%
AAA	10,000,000	Federal Home Loan Bank Discount Note 1.345% 9/03/04	9,976,533

		Total U.S. Treasury and Government Agency	32,952,885

	Shares

		SHORT-TERM SECURITIES — 67.4%
	26,256,560	Wells Fargo 100% Treasury Money Market Fund	26,256,560

		Total Investments in Securities (Cost $59,209,445)	59,209,445
		Other Liabilities in Excess of Other Assets — (52.0%)	(20,248,668)

		Net Assets — 100%	$38,960,777

†	Interest rates presented for Treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.

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Board of Trustees
   Lorraine Chang
   John W. Hancock
   Richard D. Holland
   Thomas R. Pansing, Jr.
   Roland J. Santoni
   Delmer L. Toebben
   Wallace R. Weitz

Officers
   Wallace R. Weitz, President
   Mary K. Beerling, Vice President & Secretary
   Kenneth R. Stoll, Vice President

Investment Adviser
   Wallace R. Weitz & Company

Distributor
   Weitz Securities, Inc.

Custodian
   Wells Fargo Bank Minnesota,
   National Association

Transfer Agent and Dividend Paying Agent
   Wallace R. Weitz & Company

Sub-Transfer Agent
   Boston Financial Data Services, Inc.

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. A current Prospectus is available at www.weitzfunds.com or by calling 800-232-4161.

7/30/04